EXHIBIT 1

                              JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on
         Schedule 13D (including any and all amendments thereto) with respect to the shares of Amscan Holdings, Inc. and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.


         Dated:  August 20, 1997.


                                CONFETTI ACQUISITION, INC.

                                By:  /s/ Terence M. O'Toole
                                   Name:  Terence M. O'Toole
                                   Title: President


                                GS CAPITAL PARTNERS II, L.P.

                                   By: GS Advisors, L.P.
                                       its general partner

                                   By: GS Advisors, Inc.
                                       its general partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: President


                                GS ADVISORS, L.P.

                                   By: GS Advisors, Inc.
                                       its general partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: President







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                                GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                   By: GS Advisors II (Cayman), L.P.
                                       its general partner

                                   By: GS Advisors II, Inc.
                                       its general partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: President


                                GS ADVISORS II (CAYMAN), L.P.

                                   By: GS Advisors, II, Inc.
                                       its general partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: President


                                GS CAPITAL PARTNERS II (Germany) C.L.P.

                                   By: GOLDMAN, SACHS & CO. oHG,
                                       its managing partner

                                   By: GOLDMAN, SACHS & CO.
                                       Finanz GmbH, its managing partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Attorney-in-Fact


                                GOLDMAN, SACHS & CO. oHG

                                   By: Goldman, Sachs & Co.
                                       Finanz GmbH, its managing partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Attorney-in-Fact







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                                GOLDMAN, SACHS & CO.


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Managing Director


                                THE GOLDMAN SACHS GROUP, L.P.

                                   By: The Goldman Sachs Corporation,
                                       its general partner

                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Executive Vice President